UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (“Peabody Energy” or the “Company”), and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529.

Also as previously disclosed, on December 22, 2016, the Debtors filed with the Bankruptcy Court a Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a related Disclosure Statement. On January 25, 2017, the Debtors filed with the Bankruptcy Court the First Amended Joint Plan of Reorganization and the First Amended Disclosure Statement. On January 27, 2017, the Debtors filed with the Bankruptcy Court the Second Amended Joint Plan of Reorganization (as further amended, the “Plan”) and the Second Amended Disclosure Statement (as amended, the “Disclosure Statement”) to address certain modifications resulting from a hearing before the Bankruptcy Court on January 26, 2017. Thereafter, on January 27, 2017, the Bankruptcy Court issued an order approving the Disclosure Statement. In addition, on March 6, 2017 and March 15, 2017, the Debtors filed supplements to the Plan with the Bankruptcy Court. On March 16, 2017, the Bankruptcy Court confirmed the Plan through a bench ruling.

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed in the Disclosure Statement and other filings with the Securities and Exchange Commission (the “SEC”), on January 25, 2017, the United Mine Workers of America 1975 Pension Plan and Trust (the “1974 Pension Plan”), the Debtors and certain other subsidiaries of the Company (together, the “Parties”) agreed to a settlement of all claims by the 1974 Pension Plan arising, or related to the period, prior to the effective date of the Plan.

On March 13, 2017, the Parties executed a final settlement agreement (the “Settlement Agreement”) whereby the 1974 Pension Plan will be entitled to a claim in Class 7 of $75 million to be paid in cash over several years as follows: $5 million upon the effective date of the Plan (the “Effective Date”), $10 million paid within 90 days after the Effective Date, $15 million paid within one year after the last payment and $15 million a year for the following three years. The non-disparagement clause between the Parties will remain. In consideration for the Settlement Agreement, the trustee for the 1974 Pension Plan agreed to support the Plan.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 15, 2017, the Company announced a change in the roles of its executive leadership team. Effective on the Effective Date, Charles Meintjes will assume the role of Executive Vice President – Corporate Services & Chief Commercial Officer. Mr. Meintjes currently serves as President – Australia. George Schuller, the current Chief Operations Officer in Australia, will assume the role of President – Australia on the Effective Date. Both positions will report to the Company’s President and Chief Executive Officer, Glenn Kellow. In his new role as Executive Vice President – Corporate Services & Chief Commercial Officer, Mr. Meintjes will have executive responsibility for sales and marketing, corporate development, information technology, business services, technical services, and coal generation and emissions technology. He also will have temporary oversight of the Human Resources functional area, which has been under interim leadership. Mr. Meintjes has served as President – Australia since October 2012 and originally joined us in 2007. Mr. Meintjes has extensive senior operational, strategy, continuous improvement and information technology experience with mining companies on three continents.

In his role as President – Australia, Mr. Schuller will have executive responsibility for the Company’s Australia operating platform which includes overseeing the areas of health and safety, operations, sales and marketing, product delivery and support functions. Mr. Schuller has been with the Company for three decades serving in both surface and underground operations in the United States and Australia, most recently serving as Chief Operating Officer for Australia, a position he held for nearly four years. His extensive experience includes operations management for both surface and underground mining, continuous improvement and engineering services. Prior to serving as Chief Operations Officer in Australia, he served as Group Executive Powder River Basin and Southwest, Senior Vice President Engineering Services, Vice President Engineering Technical Services and Vice President Continuous Improvement following his holding various operations and mine management positions with increasing responsibility. Mr. Schuller originally joined the Company as a Mine Engineer-in-Training.

Item 7.01	Regulation FD Disclosure

Stipulation and Agreed Order Approving Settlement

On March 16, 2017, the Debtors filed with the Bankruptcy Court a Stipulation and Agreed Order Approving Settlement (the “First Stipulation”) among the Gold Fields Debtors, certain insurance companies and Blue Tee Corp. to resolve claims arising out of and in connection with certain Historic Gold Fields Policies (as defined in the Plan) and the adversary proceeding initiated by the insurance carriers. On March 16, 2017, the Bankruptcy Court entered the First Stipulation.

On March 17, 2017, the Debtors filed with the Bankruptcy Court a Stipulation and Agreed Order Approving Settlement (the “Second Stipulation”) among the Debtors and the United States of America, on behalf of multiple different entities (the “Governments”), relating to the Governments’ proofs of claim and their various objections to the Plan.

Copies of the First Stipulation and the Second Stipulation are available free of charge at www.kccllc.net/Peabody. The information set forth on the foregoing website shall not be deemed to be a part of or incorporated by reference into this Form 8-K.

Announcement of Change in Roles of Executive Leadership Team

On March 15, 2017, the Company issued a press release announcing the change in roles of its executive leadership team, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Nothing contained herein is intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if various conditions set forth in the Plan are met. There can be no assurance that the Plan will be implemented successfully.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “ filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Peabody Energy’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will”

and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to:

•	Peabody Energy’s ability to obtain bankruptcy court approval with respect to motions or other requests made to the bankruptcy court in connection with the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession;

•	Peabody Energy’s ability to consummate the Plan;

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements;

•	bankruptcy court rulings in the Chapter 11 Cases as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to consummate the Plan and restructuring generally;

•	increased advisory costs to execute the Plan;

•	the likelihood that Peabody Energy’s common stock will be cancelled and extinguished on the Effective Date of the Plan with no payments made to the holders of Peabody Energy’s common stock;

•	the volatility of the trading price of Peabody Energy’s common stock and the absence of correlation between any increases in the trading price and Peabody Energy’s expectation that the common stock will be canceled and extinguished on the Effective Date;

•	Peabody Energy’s ability to continue as a going concern including its ability to consummate the Plan;

•	the risk that the Plan may not be consummated, in which case there can be no assurance that the Chapter 11 Cases will continue rather than be converted to chapter 7 liquidation cases or that any alternative plan of reorganization would be on terms as favorable to holders of claims and interests as the terms of the Plan;

•	Peabody Energy’s ability to use cash collateral and the possibility that Peabody Energy may be required to post additional cash collateral to secure its obligations;

•	the effect of the Chapter 11 Cases on Peabody Energy’s relationships with third parties, regulatory authorities and employees;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	Peabody Energy’s ability to execute its business and restructuring plan;

•	increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including its business operations in Australia; and

•	other risks and factors, including those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016.

Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

The Plan provides that Peabody Energy equity securities will be canceled and extinguished upon the Plan becoming effective, and that the holders thereof would not be entitled to receive, and would not receive or retain, any property or interest in property on account of such equity interests. The Plan also sets forth the proposed recoveries for Peabody Energy’s other securities. Trading prices for Peabody Energy’s equity or other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. In the event of cancellation of Peabody Energy equity securities, as contemplated by the Plan, amounts invested by the holders of such securities would not be recoverable and such securities would have no value. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement dated March 13, 2017

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 17, 2017	By:	/s/ A. Verona Dorch
Name: A. Verona Dorch Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Settlement Agreement dated March 13, 2017

99.1	Press Release